UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 22, 2023
COLONY BANKCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
115 South Grant Street, Fitzgerald, Georgia 31750
(Address of Principal Executive Offices) (Zip Code)
(229) 426-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2023, Colony Bankcorp, Inc. (the "Company") held its 2023 annual meeting of shareholders (the "Annual Meeting"). As of March 24, 2023, the record date for the Annual Meeting, 17,593,879 shares of the Company's common stock were outstanding and entitled to vote at the Annual Meeting. A total of 14,688,038 shares, or 83.48% of Colony's common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company's shareholders voted on three proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1. The election of eleven directors to constitute the Company's Board of Directors to serve until the 2024 annual meeting of shareholders and until their successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Vote
Scott L. Downing	12,218,382	141,676	2,327,980
T. Heath Fountain	12,161,860	198,198	2,327,980
Audrey D. Hollingsworth	12,262,779	97,279	2,327,980
Edward P. Loomis, Jr.	9,550,749	2,809,309	2,327,980
Mark H. Massee	12,212,659	147,399	2,327,980
Meagan M. Mowry	11,125,271	1,234,787	2,327,980
Matthew D. Reed	11,118,677	1,241,381	2,327,980
Jonathan W.R. Ross	12,215,272	144,786	2,327,980
Brian D. Schmitt	12,117,352	242,706	2,327,980
Harold W. Wyatt, III	11,114,568	1,245,490	2,327,980

Proposal 2. The approval of an advisory “say on pay” resolution supporting the compensation plan for the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
11,596,148	495,516	268,133	2,327,980
Proposal 3. The ratification of the appointment of Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2023:

For	Against	Abstain	Broker Non-Vote
14,654,977	9,222	23,839	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: May 22, 2022	By:	/s/ T. Heath Fountain
T. Heath Fountain
Chief Executive Officer and Acting Chief Financial Officer